______________________________________________________________________________


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 DATE OF REPORT
                       (DATE OF EARLIEST EVENT REPORTED)
                               DECEMBER 23, 1998



                            TRANSCEND SERVICES, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                         0-18217               33-0378756
(State or other jurisdiction of    (Commission File Number)    (I.R.S.Employer
incorporation or organization)                               Identification No.)



                        3353 PEACHTREE ROAD, SUITE 1000
                               ATLANTA, GA 30326
                                 (404) 364-8000
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)



______________________________________________________________________________

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Item 2. Acquisition or Disposition of Assets.
        -------------------------------------


Pursuant to an Assignment and Assumption of Contracts Agreement dated December 23, 1998, (the "Purchase Agreement"), Transcend Services, Inc. (the "Company") acquired substantially all of the net assets and contracts of TCM Services, Inc.
("TCM").   The acquisition was made pursuant to an option the Company had in an
Asset Purchase Agreement dated March 17, 1998.


TCM Services provides field case management of workers compensation claims for insurance carriers, third party administrators, and self-insured employers in 26 states. On March 16, 1998 Transcend sold the net assets of Transcend Case Management, Inc., its wholly owned subsidiary, to TCM Services, Inc., a wholly owned subsidiary of CORE. Under the terms of the sale, the purchase price was to be paid based upon an earn-out formula with payment due to Transcend no earlier than March 1999. Other provisions of the sale allowed CORE to discontinue the operations of TCM Services, Inc., under certain circumstances, in advance of the earn-out payment to Transcend. However, the agreement also provided Transcend with the option to protect its interest in the earn-out payment by re-acquiring the business in the event of CORE's discontinuing the operations of TCM Services, Inc.


Upon receipt of CORE's notice that it would discontinue the operations of TCM Services, Inc., Transcend gave notice to CORE of its intent to exercise its option to re-acquire the business with a full reservation of rights. On December 23, 1998 Transcend completed the re-acquisition. Transcend has filed a claim with the American Arbitration Association against CORE claiming breach of contract and seeking damages.

Transcend originally sold its case management business to CORE in order to focus
its business on its strategic goals.   Since TCM Services does not fit within
Transcend's strategy or mission, Transcend plans to sell TCM Services. Management has begun to take appropriate actions to achieve this objective.



Item 7. Financial Statements and Exhibits.
        ---------------------------------

     (a) Financial Statements of Business Acquired: To be filed by Amendment.

     (b) Pro Forma Financial Information: Not applicable.

     (c) Exhibits:
         ---------

         The following Exhibits to be filed by Amendment:

         2(a) Assignment and Assumption of Contracts Agreement
         Agreement dated December 23, 1998.

         2(b) Press release dated January 7, 1999.

         2(c) Asset Purchase Agreement dated March 17, 1998.
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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               TRANSCEND SERVICES, INC.



January 7, 1999                By:  /s/ Larry G. Gerdes
                                    -------------------------------------------
                                    Larry G. Gerdes,
                                    President and Chief Executive Officer
                                    (Principal Executive Officer)


January 7, 1999

                               By:  /s/ Doug Shamon
                                    --------------------------------------------
                                    Doug Shamon
                                    Executive Vice President,
                                    Chief Financial Officer (Principal
                                    Financial and Accounting Officer)